Exhibit 99.1

FIRST CASH

FINANCIAL SERVICES

Investor Presentation
July 25, 2005
Nasdaq: FCFS

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Company Overview

FIRST CASH
FINANCIAL SERVICES

FirstCashAdvance
CHECKS CASHED • PAYDAY LOANS

July 2005

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Pawn Retail Metrics

FIRST CASH
FINANCIAL SERVICES

Trailing 12 Months:

Composition of Pawn Inventory

Jewelry 57%
Electronics 25%
Tools 8%
Other 10%

July 2005

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FIRST CASH
FINANCIAL SERVICES

Payday Advance Product

FirstCashAdvance $
CHECKS CASHED ◆ PAYDAY LOANS

July 2005

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FIRST CASH
FINANCIAL SERVICES

Geographic Markets

FIRST CASH
CASH & GO
FirstCashAdvance
D.C.

- **11** U.S. states
- **6** Mexico states

July 2005

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Store Formats

FIRST CASH
FINANCIAL SERVICES

Payday Advance/ Credit Services Products

Pawn Products

Payday Advance Stores
Texas (First Cash Advance & Cash & Go JV)
California
Washington
Oregon
Illinois
D.C.
Pawn Stores with Payday Advances
Texas
South Carolina
D.C.
Oklahoma
Pawn Only
Mexico
Maryland
Virginia
Missouri

July 2005

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Store Counts

FIRST CASH
FINANCIAL SERVICES

158
190
235
284
307
46
4
108
59
29
102
75
60
100
87
100
97
93
118
96
2001
2002
2003
2004
June 2005
Payday Advance Stores
Mexico Pawn Stores
U.S. Pawn Stores

July 2005

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Revenue Mix

Trailing 12 Months Ended June 30, 2005

FIRST CASH
FINANCIAL SERVICES

Millions
$100
$80
$60
$40
$20
$0
Gross Revenues
Gross Profit
Total Revenues
(Trailing 12 months):
$191 million
Merchandise Sales
Payday Advance Service Charges
Pawn Service Charges
Check Cashing & Other

July 2005

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Consumer Finance Receivables

Payday Advance
Mexico Pawn
U.S. Pawn
Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2001
2002
2003
2004
June 2005

July 2005

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Superior Performance & Financial Position

FIRST CASH
FINANCIAL SERVICES

July 2005

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Operational Focus

FIRST CASH
FINANCIAL SERVICES

Pre-Tax Operating Income as Percentage of Revenues
20%
15%
10%
5%
0%
2001
2002
2003
2004

July 2005

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Earnings Per Share Growth

Q 4
Q 3
Q 2
Q 1
$0.58
$0.18
$0.13
$0.11
$0.16
$0.76
$0.23
$0.18
$0.15
$0.20
$0.97
$0.29
$0.25
$0.19
$0.24
$1.22
$0.36
$0.31
$0.25
$0.30
$1.49 to $1.53
$0.32
$0.36
2001
2002
2003
2004
2005

July 2005

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Consistency of Earnings

Trailing 12 Months
Diluted Earnings per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05

Trailing 12 Months Diluted Earnings per Share from Continuing Operations;
Reflects Three-for-Two Stock Split on April 6, 2004

July 2005

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Net Cash Position

Cash
Interest Bearing Debt
Millions
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
2000
2001
2002
2003
2004
June 2005

July 2005

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Use of Free Cash Flows

STARBUCKS COFFEE
First Cash Advance
CHECKS CASHED • PAYDAY LOANS

July 2005

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Balance Sheet

Millions
$123
$49
$74
$131
$44
$87
$140
$23
$117
$161
$17
$144
$161
$16
$145
Assets
Liabilities
Equity
2001
2002
2003
2004
June 2005

July 2005

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Growth Strategy

FIRST CASH
FINANCIAL SERVICES

July 2005

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FIRST CASH
FINANCIAL SERVICES

Mexico Pawn Demographics

Cuautitlán
Tlalnepantla
Calpulalpan
Texcoco
Cerro Tláloc
4150
CIUDAD DE MÉX
MEXICO CITY
Chalco
Amecameca
Iztaccíhuatl
5286
Chiautzingo
Calpan

July 2005

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Mexico Expansion Markets

FIRST CASH
FINANCIAL SERVICES

2004 Presence

TEXAS
CHIHUAHUA
COAHUILA
DURANGO
NUEVO LEON
TAMILIPAS

2005 expansion includes Baja California markets

July 2005

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FIRST CASH
FINANCIAL SERVICES

New Store Financial Model

Cap Ex - Leasehold improvements - Computer & security equipment	$80,000 to $125,000
Working Capital (first year) - Operating cash -Loan funding -Inventory (pawn only)	$80,000 to $150,000
Start-up Losses - Pre-opening - First six months of operation	$40,000 to $60,000
Totals	**$200,000 to $335,000**

July 2005

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FIRST CASH
FINANCIAL SERVICES

New Store Openings

2005 Projection: Approximately 60 New Stores

New Stores
60
50
40
30
20
10
0
18
38
47
52
2001
2002
2003
2004
2005

	2001	2002	2003	2004	2005
4th Qtr	11	14	13	12	
3rd Qtr	3	10	12	13	
2nd Qtr	3	6	11	13	10
1st Qtr	1	8	11	14	15

July 2005

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Safe Harbor Statement

•

Certain statements included in this presentation which are not historical in nature – including statements regarding the company’s and/or management’s strategies, beliefs, expectations, plans for new stores, plans and expected results for new products and services, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future – are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act.

•

Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties – many of which are beyond the company’s control – and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements.  These risk factors and uncertainties are listed from time to time in the company’s filings with the Securities and Exchange Commission, including – but not limited to – our annual reports on Form 10-K for the years ending December 31, 2003 and 2004 and our reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005.

Company Overview

•	Leading provider of specialty consumer finance products

	–	Pawn loans and related retail

	–	Payday advances and related financial services

•	Superior performance metrics and financial position

•	Significant growth through store expansion strategy

Company History

1988	Founded – 3 pawn stores in Texas

Early 90’s	Goes public; multi-state pawn store roll-up acquisitions

Late 90’s	Payday lending acquisitions; introduction of payday product in pawn stores

First pawn stores opened in Mexico

2001 to present	Expansion through new store openings: U.S. payday & Mexico pawn

2005	Introduction of credit services product

Pawn Products

•	Pawn loans

	–	30 day loan

	–	10% to 20% monthly service fee

	–	Secured by personal property

	–	Many customers are unbanked or under-banked – no credit check required

•	Pawn-related retail

	–	Merchandise sales of forfeited pawn collateral

	–	Primarily jewelry, consumer electronics & tools

Pawn Retail Metrics

Trailing 12 Months:

• Total merchandise margins	39%
• Retail margins (excludes scrap jewelry sales)	44%
• Inventory turns	3.3	x

Payday Advance Product

•	Payday Advances

	–	7 to 31 day loan

	–	Requires proof of employment and bank account

	–	Secured by personal check held until due date

•	Financial Metrics

	–	15% to 18% service charge per advance

	–	Annual loss provision in a range of 20% to 25% of service charges collected

Payday Advance Regulatory Landscape

•	Payday advances currently provided for under existing regulations in 38 states

	–	First Cash writes payday advances directly in six of these states

•	In most other states, payday lending is permitted using “bank funded” model

	–	First Cash uses bank funded model only in Texas

	–	New FDIC guidelines, effective July 1, do not allow customers to have outstanding bank funded payday advances for more than 90 days per year

Payday Advance-Related Credit Services

•	31 states, including Texas, provide for credit service organizations (“CSO”s)

•	CSO provides customers access to a short-term loan funded by an independent consumer lending company

	–	Customer pays fee to CSO for its services:

• processing of application

• providing letter of credit

• disbursement and collection of lender funds

	–	Customer pays interest to lender (at less than 10% APR)

First Cash - Texas Credit Services Product

•	First Cash Credit, Ltd., a wholly owned subsidiary, is a registered CSO in Texas. Credit services to be provided out of First Cash Pawn, First Cash Advance and Cash & Go, Ltd. locations.

•	Credit services fee is 20% of amount of credit requested by customer – maximum credit request is $1,000.

•	Independent lender underwrites and funds loans – interest rate of less than 10% annually.

•	Company will continue to provide bank funded payday advances. Customers who are denied credit by bank will be offered application for credit services product.

•	Company expects credit services revenues to more than offset expected decreases in payday advance service charges.

Comparison of Texas Payday Advance Models

	Existing Bank-Funded Model	New CSO Model

Maximum loan amount	$500	$1,000
Rate charged to customers	18% per loan	20% CSO fee per loan*
Net fee realized by First Cash	Approx. 16% per loan	20% per loan
Expected loss provision (as % of fee)	20% to 25%	20% to 25%

* - In addition, customer pays small interest charge to third-party lender. Interest capped at 10% APR.

Store Formats

Payday Advance/Credit Services Products			Pawn Products

Payday Advance Stores		Pawn Stores with Payday Advances	Pawn Only

•	Texas (First Cash Advance & Cash & Go JV)	• Texas	• Mexico
•	California	• South Carolina	• Maryland
•	Washington	• D.C.	• Virginia
•	Oregon	• Oklahoma	• Missouri
•	Illinois
•	D.C.

Superior Performance & Financial Position

•	Operating results

	–	Industry leading performance metrics

	–	Consistent growth

	–	Increasing margins

•	Financial Position

	–	Debt-free

	–	Strong cash flows

Operational Focus

•	Attention to key operational metrics:

	–	Loan growth

	–	Loan yields

	–	Retail margins

	–	Inventory management

•	Expense control important part of corporate culture

•	Sales associate & manager compensation plans reward store profitability

Use of Free Cash Flows

•	Growth funded from current cash flows

	–	Loan growth at new & existing stores

	–	Capital expenditures for new stores

	–	Start-up costs of new stores

•	Repurchased $24 million of stock over past 12 months

Recognition and Rankings

•	Forbes 200 Best Small Companies

	–	Recognized for three consecutive years: 2002, 2003 & 2004

•	Fortune Small Business 100

	–	America’s Fastest Growing Small Companies

	–	Recognized for two consecutive years: 2004 & 2005

•	Russell 2000 Index

	–	Added as component company effective June 25, 2004

Growth Strategy

•	New store openings in multiple markets

	–	United States

	–	Mexico

•	Multiple products

	–	Pawn loans & related retail

	–	Payday advances

	–	Credit services

Mexico Pawn Demographics

•	Over 80% of the population is estimated to be “unbanked”

•	88% of all consumer transactions are made in cash

•	Estimated 2,500 Mexico pawnshops vs. 15,000+ in U.S.

New Store Financial Model

Cap Ex	$80,000 to $125,000
- Leasehold improvements
- Computer & security equipment
Working Capital (first year)	$80,000 to $150,000
- Operating cash
- Loan funding
- Inventory (pawn only)
Start-up Losses	$40,000 to $60,000
- Pre-opening
- First six months of operation
Totals	$200,000 to $335,000

First Cash Summary

•	Industry leader

	–	Operational focus

	–	Strong cash flows and no debt

	–	18 consecutive quarters of double digit EPS growth

•	Well-defined expansion strategy

	–	New store opening model

	–	Multiple product lines

	–	Geographic diversification

•	Meaningful growth goals

	–	20% annual increase in store counts

	–	Short & long-term EPS growth